Exhibit (17)

VOTE VIA THE INTERNET: www.proxyvote.com

VOTE VIA THE TELEPHONE:1-800-690-6903

999 9999 9999 999

AXA EQUITABLE LIFE INSURANCE COMPANY

VOTING INSTRUCTION CARD

SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON MAY 21, 2014

The undersigned, the owner of one or more variable life insurance policies and/or variable annuity contracts or certificates (the “Contracts”) whose account value is invested in shares of one or more of the portfolios being acquired in the proposed Plan of Reorganization and Termination (the “Acquired Portfolios”), each a series of EQ Advisors Trust (the “Trust”), hereby instructs AXA Equitable Life Insurance Company (the “Insurance Company”), the owner of the shares of the Trust attributable to the Contracts and, therefore, a shareholder of the Trust, (i) to vote as indicated on the reverse side on each of the specific proposals that will be considered at the Special Meeting of the Shareholders of the Acquired Portfolios, or any adjournment thereof (the “Meeting”), as described in the Trust’s Combined Proxy Statement and Prospectus dated ___________, 2014 (the “Proxy Statement/Prospectus”), (ii) to vote, in adjournment thereof, as described in the Proxy Statement/Prospectus, and (iii) to vote, in its discretion, on such other matters as may properly come before the Meeting.

This Voting Instruction Card is solicited by the Insurance Company as a shareholder of the Trust. Receipt of the Notice of Meeting, Contractholder Voting Instructions and the Trust’s Proxy Statement/Prospectus accompanying this Voting Instruction Card is acknowledged by the undersigned.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET

Dated __________________ 2014

Signature(s) (if held jointly)          (Please sign in box)

NOTE: Please sign your name or names exactly as it appears hereon. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. X

PLEASE DO NOT USE FINE POINT PENS.

IF YOU SIGN AND RETURN THIS VOTING INSTRUCTION CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS VOTING INSTRUCTION CARD WILL BE VOTED “FOR” THE PROPOSALS.

Voting instructions executed by a Contractholder may be revoked at any time prior to the Insurance Company’s voting the shares represented thereby by the Contractholder providing the Insurance Company with a properly executed written revocation of such voting instructions, or by the Contractholder providing the Insurance Company with proper later-dated voting instructions by voting instruction card, telephone or the Internet. In addition, any Contractholder who attends the Meeting in person may provide voting instructions by a voting instruction card at the Meeting, thereby canceling any voting instruction previously given. Proxies executed by the Insurance Company may be revoked at any time before they are exercised by a written revocation duly received, by properly executing a later-dated proxy, or by attending the Meeting and voting in person.

This Voting Instruction Card, when properly executed, will be voted in the manner directed herein by the undersigned.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT CONTRACTHOLDERS INSTRUCT THE INSURANCE COMPANY TO VOTE “FOR” THE FOLLOWING PROPOSALS.

PROPOSALS	FOR	AGAINST	ABSTAIN

1.      To approve the Plan of Reorganization and Termination adopted by the Board of Trustees, with respect to the reorganization of the EQ/Davis New York Venture Portfolio, a series of the Trust, into the EQ/Invesco Comstock Portfolio, also a series of the Trust.

	☐	☐	☐

2.      To approve the Plan of Reorganization and Termination adopted by the Board of Trustees, with respect to the reorganization of the EQ/Lord Abbett Large Cap Core Portfolio, a series of the Trust, into the EQ/Invesco Comstock Portfolio, also a series of the Trust.

	☐	☐	☐

3.      To approve the Plan of Reorganization and Termination adopted by the Board of Trustees, with respect to the reorganization of the EQ/Equity Growth PLUS Portfolio, a series of the Trust, into the EQ/Large Cap Growth PLUS Portfolio, also a series of the Trust.

	☐	☐	☐

VOTE VIA THE INTERNET: www.proxyvote.com

VOTE VIA THE TELEPHONE: 1-800-690-6903

999 9999 9999 999

EQ ADVISORS TRUST

PROXY CARD

SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON MAY 21, 2014

This proxy is being solicited for the Board of Trustees of EQ Advisors Trust (the “Trust”) on behalf of the portfolios being acquired in the proposed Plan of Reorganization and Termination (the “Acquired Portfolios”), each a series of the Trust. The undersigned hereby appoints as proxies ________ and _________, and each of them (with power of substitution) (i) to vote as indicated on the reverse side on each of the specific proposals that will be considered at the Special Meeting of the Shareholders of the Acquired Portfolios, or any adjournment thereof (the “Meeting”), as described in the Trust’s Combined Proxy Statement and Prospectus dated ___________, 2014 (the “Proxy Statement/Prospectus”), (ii) to vote, in adjournment thereof, as described in the Proxy Statement/Prospectus, and (iii) to vote, in its discretion, on such other matters as may properly come before the Meeting, with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed on the reverse side of this proxy card. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” the proposals.

Receipt of the Notice of Meeting and the Trust’s Proxy Statement/Prospectus accompanying this Proxy Card is acknowledged by the undersigned.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET

Dated __________________ 2014

Signature(s) (if held jointly)          (Please sign in box)

NOTE: Please sign your name or names exactly as it appears hereon. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. X

PLEASE DO NOT USE FINE POINT PENS.

Proxies may be revoked at any time before they are exercised by a written revocation duly received, by properly executing a later-dated proxy, or by attending the Meeting and voting in person.

This Proxy Card, when properly executed, will be voted in the matter directed herein by the undersigned.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE “FOR” THE FOLLOWING PROPOSALS.

PROPOSALS	FOR	AGAINST	ABSTAIN

1.      To approve the Plan of Reorganization and Termination adopted by the Board of Trustees, with respect to the reorganization of the EQ/Davis New York Venture Portfolio, a series of the Trust, into the EQ/Invesco Comstock Portfolio, also a series of the Trust.

	☐	☐	☐

2.      To approve the Plan of Reorganization and Termination adopted by the Board of Trustees, with respect to the reorganization of the EQ/Lord Abbett Large Cap Core Portfolio, a series of the Trust, into the EQ/Invesco Comstock Portfolio, also a series of the Trust.

	☐	☐	☐

3.      To approve the Plan of Reorganization and Termination adopted by the Board of Trustees, with respect to the reorganization of the EQ/Equity Growth PLUS Portfolio, a series of the Trust, into the EQ/Large Cap Growth PLUS Portfolio, also a series of the Trust.

	☐	☐	☐